UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 28, 2018

MoSys, Inc.

(Exact name of registrant as specified in its charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

2309 Bering Drive

San Jose, California 95131

(Address of principal executive offices, with zip code)

(408) 418-7500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a)At the annual meeting of stockholders of MoSys, Inc. (the “Company”) held on December 27, 2018 (the “Annual Meeting”), the Company’s stockholders voted on four proposals which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 6, 2018.

(b)Voting results were as follows:

•	Proposal 1 – Election of directors to serve until the next annual meeting of stockholders

	For	Withheld	Broker Non-Vote
Daniel Lewis	8,616,612	805,877	24,792,057
Scott Lewis	9,167,161	255,328	24,792,057
Daniel J. O’Neil	8,558,835	863,654	24,792,057
Robert Y. Newell	9,082,214	340,275	24,792,057

All of the foregoing candidates were elected to serve as directors until the next annual meeting of stockholders.

•	Proposal 2 – Ratification of the Audit Committee’s appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstain	Broker Non-Vote
32,975,723	405,227	833,596	-

The foregoing proposal was approved.

•

Proposal 3 – Authorization of an amendment of our Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio determined by the Company’s board of directors within a specified range, without reducing the authorized number of shares of the Company’s common stock, to be effected in the sole discretion of the board of directors at any time within one year of the date of the Annual Meeting without further approval or authorization of the Company’s stockholders.

For	Against	Abstain	Broker Non-Vote
26,544,549	7,116,032	553,965	-

The foregoing proposal was approved.

•	Proposal 4 – Approval of the amendment of the 2010 Equity Incentive Plan to increase the number of shares currently reserved for issuance thereunder by 4,000,000 shares.

For	Against	Abstain	Broker Non-Vote
7,117,939	2,267,806	36,744	24,792,057

The foregoing proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSYS, INC.

Date: December 28, 2018	By: /s/ James W. Sullivan

James W. Sullivan

Vice President of Finance and Chief Financial Officer